UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2009

Novacea, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oyster Point Boulevard, Suite 200

South San Francisco, California 94080

(Address of Principal Executive Offices)

(650) 228-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 6, 2009, Novacea, Inc., or Novacea, issued a press release announcing that it has set a date of Tuesday, January 27, 2009 for a special meeting of its stockholders to vote on matters related to its proposed merger with Transcept Pharmaceuticals, Inc. The meeting is scheduled to be held at 9:00 a.m. Pacific Time at Novacea headquarters, 400 Oyster Point Boulevard, Suite 200, South San Francisco, California 94080. Novacea also announced that its Registration Statement on Form S-4 containing the proxy statement/prospectus/information statement, or the Registration Statement, was declared effective by the Securities and Exchange Commission. The Registration Statement was mailed on or about January 2, 2009 to Novacea stockholders of record as of December 24, 2008.

A copy of the press release issued by Novacea announcing the special stockholders meeting and effectiveness of the Registration Statement is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

The following Exhibit is filed as part of this Current Report on Form 8-K.

99.1	Press release dated January 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2009	NOVACEA, INC.

	By:	/s/ Edward C. Albini
	Name:	Edward C. Albini
	Title:	Chief Financial Officer